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                                                                     EXHIBIT (q)

   PRUDENTIAL EUROPE GROWTH FUND, INC., PRUDENTIAL PACIFIC GROWTH FUND, INC., PRUDENTIAL REAL ESTATE SECURITIES FUND, PRUDENTIAL WORLD FUND, INC., CASH
    ACCUMULATION TRUST, COMMAND GOVERNMENT FUND, COMMAND MONEY FUND, COMMAND TAX-FREE FUND, PRUDENTIAL CORE INVESTMENT FUND, PRUDENTIAL INSTITUTIONAL
  LIQUIDITY PORTFOLIO, INC., PRUDENTIAL MONEYMART ASSETS, INC., SPECIAL MONEY
           MARKET FUND, INC. AND PRUDENTIAL TAX-FREE MONEY FUND, INC.

                                POWER OF ATTORNEY

         The undersigned Directors/Trustees of Prudential Europe Growth Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential World Fund, Inc., Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Prudential Core Investment Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Special Money Market Fund, Inc. and Prudential Tax-Free Money Fund, Inc. hereby constitute, appoint and authorize Jonathan D. Shain, Marguerite E. H. Morrison, Deborah A. Docs and George A. Attisano as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Delayne D. Gold                                     /s/ Robin B. Smith
-------------------                                     ------------------
Delayne D. Gold                                         Robin B. Smith

/s/ Robert F. Gunia                                     /s/ Stephen Stoneburn
-------------------                                     ---------------------
Robert F. Gunia                                         Stephen Stoneburn

/s/ Robert E. LaBlanc                                   /s/ Nancy H. Teeters
---------------------                                   --------------------
Robert E. LaBlanc                                       Nancy H. Teeters

/s/ David R. Odenath                                    /s/ Clay T. Whitehead
--------------------                                    ---------------------
David R. Odenath                                        Clay T. Whitehead

/s/ Judy A. Rice                                        /s/ Grace C. Torres
----------------                                        -------------------
Judy A. Rice                                            Grace C. Torres

Dated: May 23, 2001